                                                                    EXHIBIT 99.2




              Unaudited Pro Forma Consolidated Financial Statements




The accompanying unaudited financial statements of Wheels Sports Group, Inc. present the Company's financial position at December 31, 1996 and results of operations and cash flows for the year then ended, giving retroactive effect to the June 30, 1997 acquisition of Diamond Sports Group, Inc. Diamond Sports Group, Inc. was acquired for 485,000 shares of the Company's stock in a transaction which was accounted for as a pooling of interests.

During 1996, both the Company and Diamond Sports Group, Inc. were Subchapter S corporations and so were not subject to income tax. The accompanying financial statements include a pro forma tax provision as though both entities had been subject to tax at statutory rates.

WHEELS SPORTS GROUP, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996


                                                           Wheels Sports       Diamond         Pro Forma
                                                            Group, Inc.   Sports Group, Inc.  Consolidated
                                                           -------------  ------------------  ------------
Net sales                                                   $ 4,782,999      $ 1,084,198      $ 5,867,197

Cost of sales                                                 2,873,361          834,369        3,707,730
                                                            -----------      -----------      -----------

                 Gross margin                                 1,909,638          249,829        2,159,467

Selling, general and administrative expenses                  1,059,653          321,802        1,381,455
Other (income), net                                                (978)          (3,080)          (4,058)
                                                            -----------      -----------      -----------

                 Operating income/(loss)                        850,963          (68,893)         782,070

Interest expense                                                 23,075           11,332           34,407
                                                            -----------      -----------      -----------

                 Net income/(loss)                          $   827,888      $   (80,225)     $   747,663
                                                            ===========      ===========      ===========


Pro forma data:

                 Net income/(loss) as reported                  827,888          (80,225)         747,663

                 Pro forma income tax expense/(benefit)         331,155          (32,090)         299,065
                                                            -----------      -----------      -----------

                 Pro forma net income/(loss)                    496,733          (48,135)         448,598
                                                            ===========      ===========      ===========

Pro forma income/(loss) per share                                  0.23            (0.10)            0.16
                                                            ===========      ===========      ===========

Weighted average number of shares used
    to compute per share data                                 2,144,640          485,000        2,804,640
                                                            ===========      ===========      ===========

WHEELS SPORTS GROUP, INC.
UNAUDITED PRO FORMA COMBINED STATEMENTS OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1996

                                                                        Wheels Sports       Diamond         Pro Forma
                                                                         Group, Inc.   Sports Group, Inc.  Consolidated
                                                                        -------------  ------------------  ------------
Cash flows from operating activities:
       Net income/(loss)                                                 $   827,888      $   (80,225)     $   747,663
       Adjustments to reconcile net loss to net cash flows used in operating activities:
            Depreciation and amortization                                     39,099            9,607           48,706
            Provision for allowances for doubtful
                 accounts and returns                                         39,000                            39,000
            Loss on disposition                                                1,490                             1,490
       Changes in operating assets and liabilities:
            Accounts receivable, net of allowances                        (1,292,805)         (95,443)      (1,388,248)
            Interest receivable                                               (2,468)                           (2,468)
            Prepaid expense                                                  (11,000)                          (11,000)
            Inventories                                                     (541,274)         (28,807)        (570,081)
            Advance hospitality payments                                                       54,654
            Customer deposits                                                  6,994                             6,994
            Other noncurrent assets                                                               448
            Accounts payable                                                 963,038           52,385        1,015,423
            Accrued expenses                                                   4,654                             4,654
            Deferred revenue                                                                   86,994           86,994
                                                                         -----------      -----------      -----------
                 Net cash provided by/(used in) operating activities          34,616             (387)         (20,873)
                                                                         -----------      -----------      -----------

Cash flows from investing activities:
       Acquisition of property and equipment                                 (10,130)         (30,811)         (40,941)
       Notes receivable originated                                          (115,436)                         (115,436)
       Notes receivable repayments                                            20,000                            20,000
                                                                         -----------      -----------      -----------
                 Net cash (used in) investing activities                    (105,566)         (30,811)        (136,377)
                                                                         -----------      -----------      -----------

Cash flows from financing activities:
       Borrowings on line of credit                                                            65,000
       Repayments on line of credit                                                           (25,000)
       Proceeds from long term debt                                          261,250           48,671          309,921
       Payments on long term debt                                            (48,346)                          (48,346)
       Loans from shareholders                                               150,000                           150,000
       Purchase of treasury stock                                            (25,000)                          (25,000)
       Offering costs                                                       (248,778)                         (248,778)
       Loans from shareholders                                                (8,000)                           (8,000)
       Increase in loans to shareholders                                                      (12,989)         (12,989)
                                                                         -----------      -----------      -----------
                 Net cash provided by  financing activities                   89,126           67,682          116,808
                                                                         -----------      -----------      -----------

Net increase in cash                                                          18,176           36,484           54,660
Cash, beginning of year                                                      191,658           11,432          203,090
                                                                         -----------      -----------      -----------
Cash, end of year                                                        $   209,834      $    47,916      $   257,750
                                                                         ===========      ===========      ===========


Supplemental disclosure of cash paid for interest                        $    18,854           11,332           30,186
                                                                         ===========      ===========      ===========

Non-cash investing and financing activities:
       Vehicles assumed by shareholders, net book value                  $     2,613                             2,613
                                                                         ===========      ===========      ===========

       Vehicle traded in, net book value                                 $    18,889                            18,889
                                                                         ===========      ===========      ===========

       Long term debt discharged on vehicle traded in                    $    20,012           (8,775)          11,237
                                                                         ===========      ===========      ===========

       Capital lease                                                     $    15,955          298,879          314,834
                                                                         ===========      ===========      ===========

WHEELS SPORTS GROUP, INC.
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
DECEMBER 31, 1996


                                                             Wheels Sports       Diamond                           Consolidated
                                                              Group, Inc.   Sports Group, Inc.    Adjustments        Pro Forma
                                                             -------------  ------------------  ----------------   ------------
ASSETS
Current assets:
         Cash                                                 $   209,834          $  47,916       $                $  257,750
         Accounts receivable, net of allowances                 2,006,127             95,463                         2,101,590
         Interest receivable                                        2,468                                                2,468
         Prepaid expense                                           11,000                                               11,000
         Inventories                                              541,274             28,807                           570,081
         Advance hospitality payments                                                 88,196                            88,196
                                                              -----------          ---------       ----------       -----------
                        Total current assets                    2,770,703            260,382                         3,031,085

         Property and equipment, net                              118,871            332,777                           451,648
         Land held for sale                                       127,968                                              127,968
         Other assets                                             248,778              2,143                           250,921
                                                              -----------          ---------       ----------       -----------
                        Total assets                          $ 3,266,320          $ 595,302       $     -0-        $3,861,622
                                                              ===========          =========       ==========       ===========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
         Notes payable                                        $                    $  40,000       $                $   40,000
         Current maturities of long term debt                     261,306              2,670                           263,976
         Loans from shareholders and officers                     150,000                                              150,000
         Customer deposits                                          6,994                                                6,994
         Accounts payable                                       1,659,296            100,072                         1,759,368
         Accrued expenses                                          17,455              7,484                            24,939
         Deferred revenue                                                            255,844                           255,844
         Capital lease obligation                                   2,704            298,879                           301,583
                                                              -----------          ---------       ----------       -----------
                        Total current liabilities               2,097,755            704,949                         2,802,704

Long-term debt, net of current portion                            124,960              5,087                           130,047
Note payable to stockholder
Capital lease obligation                                           12,409                                               12,409
                                                              -----------          ---------       ----------       -----------
                        Total liabilities                       2,235,124            710,036                         2,945,160
                                                              -----------          ---------       ----------       =----------

Stockholders' equity:
         Preferred stock
         Note receivable from World of Racing, Inc.               (95,436)                                             (95,436)
         Shareholder loans receivable                                                (12,989)                          (12,989)
         Common stock, 2,635,000 shares outstanding                21,500                 20            4,830           26,350
         Additional paid in capital                               344,500                              (4,830)         339,670
         Retained earnings                                        760,632           (101,765)                          658,867
                                                              -----------          ---------       ----------       -----------
                        Total stockholders' equity              1,031,196           (114,734)                          916,462
                                                              -----------          ---------       ----------       -----------

                        Total liabilities and
                              stockholders' equity            $ 3,266,320          $ 595,302       $     -0-        $3,861,622
                                                              ===========          =========       ==========       ==========